SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 21, 2002


                             PRIME HOSPITALITY CORP.
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             (Exact name of registrant as specified in its charter)

        Delaware                   1-6869                    22-2640625
     ---------------            ------------            -------------------
     (State or other            (Commission                (IRS Employer
     jurisdiction of            File Number)            Identification No.)
     incorporation)

     700 Route 46 East Fairfield, New Jersey            07004
     --------------------------------------------------------
     (Address of principal executive offices)      (Zip Code)

                                 (973) 882-1010
                                 --------------
              (Registrant's telephone number, including area code)


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Item 5. Other Events.
        ------------

On August 21, 2002, Prime Hospitality Corp. redeemed all of its outstanding 9 1/4% First Mortgage Notes Due 2006.


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Item 7. Exhibits.
        ---------

99.1 Press Release, dated August 22, 2002, with respect to the redemption of Prime Hospitality Corp.'s 9 1/4 % First Mortgage Notes Due 2006.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        PRIME HOSPITALITY CORP.
                                        (Registrant)



Date: August 22, 2002


                                        By: /s/ Douglas W. Vicari
                                            -----------------------------------
                                            Name:   Douglas W. Vicari
                                            Title:  Senior Vice President,
                                                    Chief Financial Officer and
                                                    Secretary


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                                  EXHIBIT INDEX

99.1 Press Release, dated August 22, 2002, with respect to the redemption of Prime Hospitality Corp.'s 9 1/4 % First Mortgage Notes Due 2006.